Exhibit 10.7

ORIGINAL ISSUE DISCOUNT CONVERTIBLE PROMISSORY NOTE

Note Series:
Date of Note:
Principal Amount of Note:

For value received BRAG HOUSE HOLDINGS, INC., a Delaware corporation (the “Company”), promises to pay to the undersigned holder or such party’s assigns (the “Holder”) the principal amount set forth above, as such principal amount may be adjusted pursuant to Section 1(f) below, with simple interest on the outstanding principal amount at the rate of 10.00% per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal amount until paid in full or converted. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All unpaid interest and principal shall be due and payable on , which date may be extended up to two additional 45-day periods (such date, as extended, the “Maturity Date”), with each such 45-day period being referred to as an “Extension Period.”

1.	BASIC TERMS.

(a)	Series of Notes.

(i) This convertible promissory note (the “Note”) is issued as part of a series of notes designated by the Note Series above (collectively, the “Notes”), and having an aggregate principal amount not to exceed $3,125,000 and issued in a series of multiple closings to certain persons and entities (collectively, the “Holders”). The Company shall maintain a ledger of all Holders.

(ii) The Company may issue Notes having an aggregate principal amount in excess of $3,125,000 only upon the consent of Holders of Notes representing at least a majority of the then- outstanding aggregate principal amount of Notes, which holders must include each Lead Investor. For purposes of this Note, “Lead Investor” means any Holder who holds a Note in the principal amount of at least $500,000.

[1]	Note to Draft: Principal Amount will be the quotient resulting when the investment amount is divided by 0.80, reflecting a 20% original issue discount.

(b)	Payments.

(i) Interest. Unless earlier converted into equity securities or repaid pursuant to Section 2, accrued interest on this Note shall be payable at maturity.

(ii) Pro Rata Payments. All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among all Holders. All payments shall be applied first to accrued interest, and thereafter to principal.

(c) Prepayment. The Company may not prepay this Note prior to the Maturity Date without the consent of the Holders of more than 60.0% of the outstanding principal amount of the Notes (the “Required Holders”) and on not less than 15 days prior notice to the Holders.

(d) Most Favored Nations. If, while this Note is outstanding, the Company issues other indebtedness of the Company convertible into equity securities of the Company, or amends any existing indebtedness convertible into equity securities of the Company, and such newly issued or amended indebtedness would have material terms that are more favorable, from the perspective of the Holder (the “Other Debt”), than the terms of this Note, then the Company will provide the Holder with written notice thereof, together with a copy of all documentation relating to the Other Debt and, upon request of the Holder, any additional information related to the Other Debt as may be reasonably requested by the Holder. The Company will provide such notice to the Holder promptly (and in any event within 15 days) following the issuance of the Other Debt. In the event the Holder determines that the terms of the Other Debt are preferable to the terms of this Note, the Holder will notify the Company in writing within fifteen (15) days following the Holder’s receipt of such notice from the Company. Promptly after receipt of such written notice from the Holder, but in any event within 15 days, the Company will amend and restate this Note to be substantially identical to the promissory note evidencing the Other Debt, excluding the principal and unpaid accrued interest.

(e) Shares of Common Stock. Concurrent with the issue and sale of this Note, each Holder shall receive that number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), equal to:

(i) in the case of a Holder that is a Lead Investor, the quotient resulting when (i) 20.0% of the Holder’s Purchase Price (as defined below) is divided by (ii) a price per share equal to the Valuation Cap divided by the Company Capitalization; and

(ii) in the case of all other Holders, the quotient resulting when (i) 5.0% of the Holder’s Purchase Price is divided by (ii) a price per share equal to the Valuation Cap divided by the Company Capitalization.

(iii) For purposes of this Section 1(d), “Purchase Price” means the product of the principal amount of this Note multiplied by 0.80.

(f) Increase in Principal Amount. Effective immediately upon the commencement of each Extension Period, the outstanding principal amount of the Note shall be increased by $312,500 and interest shall begin to accrue on such additional outstanding principal amount from and after the commencement of such Extension Period.

2.	CONVERSION AND REPAYMENT.

(a) Conversion upon a Qualified Financing. Upon a Qualified Financing, then at the option of the Holder in its sole discretion, the entire outstanding principal amount of this Note and all accrued and unpaid interest on this Note shall automatically and simultaneously with the closing thereof convert (which such conversion shall be mandatory as to all Notes outstanding at the time of such Qualified Financing) into the Equity Securities issued in such Qualified Financing at the Conversion Price. The issuance of such Equity Securities pursuant to the conversion of this Note shall be upon and subject to the same terms and conditions applicable to the Equity Securities sold in the Qualified Financing.

(b) Change of Control. If a Change of Control occurs prior to the earlier of (i) a Qualified Financing and (ii) the Maturity Date, then at the option of the Holder in its sole discretion, either (x) the Company shall pay 1.10x of the outstanding principal amount of this Note and 1.0x of the accrued and unpaid interest on this Note as repayment in full upon consummation of the Change of Control, or (y) the entire outstanding principal amount of this Note and all accrued and unpaid interest on this Note shall immediately prior to the consummation of the Change of Control convert (which such conversion shall be mandatory as to all Notes outstanding at the time of such Change of Control, if so elected by the Required Holders) into Equity Securities of the Company at a price per Equity Security equal to the Valuation Cap divided by the Company Capitalization.

(c) Voluntary Conversion on the Maturity Date. If the outstanding principal amount of this Note and all accrued and unpaid interest on this Note shall not have been converted or repaid on or prior to the Maturity Date pursuant to a Qualified Financing or a Change of Control or otherwise, then, on the Maturity Date, at the option of the Required Holders in their sole discretion, all, but not less than all, of the outstanding principal amount of this Note and all accrued and unpaid interest on this Note shall either be (x) repaid, or (y) converted into Equity Securities of the Company at a price per Equity Security equal to the Valuation Cap divided by the Company Capitalization.

(d) Definitions. For purposes of this Note:

(i) “Change of Control” means (i) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; or (iii) the sale or transfer of all or substantially all of the Company’s assets, or the exclusive license of all or substantially all of the Company’s material intellectual property; provided that a Change of Control shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor, indebtedness of the Company is cancelled or converted or a combination thereof. The Company shall give the Holder notice of a Change of Control not less than 10 days prior to the anticipated date of consummation of the Change of Control. Any repayment pursuant to this paragraph in connection with a Change of Control shall be subject to any required tax withholdings, and may be made by the Company (or any party to such Change of Control or its agent) following the Change of Control in connection with payment procedures reasonably established in connection with such Change of Control.

(ii) “Company Capitalization” means the sum of: (i) all Equity Securities (on an as-converted basis) issued and outstanding, assuming exercise or conversion of all outstanding vested and unvested options, warrants and other convertible securities, but excluding the Notes, and (ii) all Equity Securities reserved and available for future grant under any equity incentive or similar plan of the Company.

(iii) “Conversion Price” means, with respect to a Qualified Financing, a price per share equal to the cash price per share paid by the other purchasers of the Equity Securities sold in the Qualified Financing.

(iv) “Qualified Financing” means a transaction or series of transactions completed after the date of this Note pursuant to which the Company issues and sells Equity Securities with the principal purpose of raising capital.

(v) “Valuation Cap” shall mean:

(1) with respect to an optional conversion at the Maturity Date under Section 2(c), $20 million; and

(2) with respect to an optional conversion upon a Change of Control under Section 2(b), the lesser of (x) $20 million and (y) the total amount of consideration otherwise distributable and/or issuable to holders of Equity Securities of the Company in the Change of Control (including any amounts payable or issuable pursuant to any escrow, holdback, earn-out or similar contingent/deferred payment arrangement).

(e) Procedure for Conversion. In connection with any conversion of this Note into capital stock, the Holder shall surrender this Note to the Company and deliver to the Company any documentation reasonably required by the Company. The Company shall not be required to issue or deliver the capital stock into which this Note may convert until the Holder has surrendered this Note to the Company and delivered to the Company any such documentation. Upon the conversion of this Note into capital stock pursuant to the terms hereof, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay the Holder cash equal to such fraction multiplied by the price at which this Note converts.

(f) Interest Accrual. If a Change of Control or Qualified Financing is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is not more than 5 days prior to the consummation of the Change of Control or Qualified Financing.

3.	REPRESENTATIONS AND WARRANTIES.

(a) Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the date the first Note was issued as follows:

(i) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business (a “Material Adverse Effect”).

(ii) Corporate Power. The Company has all requisite corporate power to issue this Note and to carry out and perform its obligations under this Note. The Company’s Board of Directors (the “Board”) has approved the issuance of this Note based upon a reasonable belief that the issuance of this Note is appropriate for the Company after reasonable inquiry concerning the Company’s financing objectives and financial situation.

(iii) Authorization. All corporate action on the part of the Company, the Board and the Company’s stockholders necessary for the issuance and delivery of this Note has been taken. This Note constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. Any securities issued upon conversion of this Note (the “Conversion Securities”), when issued in compliance with the provisions of this Note, will be validly issued, fully paid, nonassessable, free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

(iv) Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Company in connection with issuance of this Note has been obtained.

(v) Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would have a Material Adverse Effect.

(vi) Compliance with Other Instruments. The Company is not in violation or default of any term of its certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a Material Adverse Effect. The execution, delivery and performance of this Note will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.

(vii) No “Bad Actor” Disqualification. The Company has exercised reasonable care to determine whether any Company Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act (“Disqualification Events”). To the Company’s knowledge, no Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Act. For purposes of this Note, “Company Covered Persons” are those persons specified in Rule 506(d)(1) under the Act; provided, however, that Company Covered Persons do not include (a) any Holder, or (b) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between the Company and any Holder.

(viii) Offering. Assuming the accuracy of the representations and warranties of the Holder contained in subsection (b) below, the offer, issue, and sale of this Note and the Conversion Securities (collectively, the “Securities”) are and will be exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(ix) Use of Proceeds. The Company shall use the proceeds of this Note solely for the operations of its business, and not for any personal, family or household purpose.

(b) Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the date hereof as follows:

(i) Purchase for Own Account. The Holder is acquiring the Securities solely for the Holder’s own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(ii) Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in subsection (a) above, the Holder hereby: (A) acknowledges that the Holder has received all the information the Holder has requested from the Company and the Holder considers necessary or appropriate for deciding whether to acquire the Securities, (B) represents that the Holder has received and has reviewed the supplemental information captioned “Brag House Holdings, Inc. Risk Factors,” (C) represents that the Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Holder, and (D) further represents that the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risk of this investment.

(iii) Ability to Bear Economic Risk. The Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that the Holder is able, without materially impairing the Holder’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Holder’s investment.

(iv) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

(1) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(2) The Holder shall have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Act, except in unusual circumstances.

(3) Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to a partner (or retired partner) or member (or retired member) of the Holder in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holders hereunder.

(v) Accredited Investor Status. The Holder is an “accredited investor” as such term is defined in Rule 501 under the Act.

(vi) No “Bad Actor” Disqualification. The Holder represents and warrants that neither (A) the Holder nor (B) any entity that controls the Holder or is under the control of, or under common control with, the Holder, is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act and disclosed in writing in reasonable detail to the Company. The Holder represents that the Holder has exercised reasonable care to determine the accuracy of the representation made by the Holder in this paragraph, and agrees to notify the Company if the Holder becomes aware of any fact that makes the representation given by the Holder hereunder inaccurate.

(vii) Foreign Investors. If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), the Holder hereby represents that he, she or it has satisfied itself as to the full observance of the laws of the Holder’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Note, including (A) the legal requirements within the Holder’s jurisdiction for the purchase of the Securities, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained, and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Holder’s subscription, payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Holder’s jurisdiction.

(viii) Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Holder, the Holder acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

4.	EVENTS OF DEFAULT.

(a) If there shall be any Event of Default (as defined below) hereunder, at the option and upon the declaration of the Required Holders and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under subsection (ii) or (iii) below), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(i) The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any unpaid accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(ii) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(iii) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee or assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company)

(iv) The Company shall fail to observe or perform any other covenant or agreement contained in this Note or any transaction document which failure is not cured, if possible to cure, within ten (10) days after the Company has received notice of such failure from a Holder or otherwise has become aware of such failure; or

(v) any representation or warranty made in this Note, any other transaction document, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made, which failure is not cured, if possible to cure, within ten (10) days after the Company has received notice of such failure from a Holder or otherwise has become aware of such failure;.

(b) In the event of any Event of Default hereunder, the Company shall pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note.

5.	REGISTRATION RIGHTS.

(a) Certain Definitions. For purposes of this Section 5, the following terms shall have the following respective meanings:

(i) “Applicable Registration Statement” shall have the meaning assigned thereto in Section 5(b)(ii).

(ii) “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

(iii) “Effective Time” shall mean the time and date as of which the Commission declares the Registration Statement effective or as of which a Registration Statement otherwise becomes effective.

(iv) “Effectiveness Period” shall have the meaning assigned thereto in Section 5 (c)(vi).

(v) “Filing Deadline” shall mean the earlier to occur of (i) the Maturity Date, and (ii) the date on which the Company becomes subject to Section 13(a) or Section 15(d) of the Exchange Act.

(vi) “IPO” shall mean an initial public offering of Securities of the Company pursuant to an effective Registration Statement filed under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan).

(vii) “IPO Registration Statement” shall have the meaning assigned thereto in Section 5(b)(ii).

(viii) “Issuer Free Writing Prospectus” shall have the meaning assigned thereto in Section 5(b)(iii).

(ix) “Prospectus” shall mean the prospectus included in any Registration Statement, including any preliminary prospectus at the “time of sale” within the meaning of Rule 159 under the Securities Act and all other amendments and supplements to any such prospectus, including post- effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

(x) “Registrable Securities” shall mean the Securities issued to the Holder pursuant to this Note; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) a Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the relevant Holder pursuant to and in a manner contemplated by such effective Registration Statement; (ii) such Security either has been transferred pursuant to Rule 144 (or any similar provision then in effect) or is freely saleable, without condition, including the current public information requirements and volume limitations, pursuant to Rule 144, and listed for trading on the New York Stock Exchange, the Nasdaq Global Market or a similar national securities exchange (provided that such Security shall again become a Registrable Security if it ceases to be so freely saleable without condition or so listed for trading); or (iii) such Security shall cease to be outstanding.

(xi) “Registration Expenses” shall have the meaning assigned thereto in Section 5(d).

(xii) “Registration Statement” shall mean any registration statement of the Company that covers the resale of Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

(xiii) “Rule 144,” “Rule 405” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

(xiv) “Securities” shall mean shares of Common Stock issued pursuant to this Note, together with any securities for which such securities are converted or exchanged.

(xv) “Suspension Period” shall have the meaning assigned thereto in Section 2(d) of this Annex I.

(xvi) “Underwritten Offering” shall mean a sale of Securities to an underwriter or underwriters for re-offering to the public.

(b) Registration Under the Securities Act.

(i) Best Efforts to Register by the Filing Deadline. The Company shall use its best efforts to file (or confidentially submit) with the Commission on or before the Filing Deadline a Registration Statement on Form S-1 or such other form under the Securities Act then available to the Company (a “Long-Form Registration Statement”) relating to the offer and sale of Registrable Securities by the Holders and shall use its reasonable best efforts to cause the Long-Form Registration Statement to be declared effective under the Securities Act as promptly as practicable following the date the Long-Form Registration Statement is publicly-filed with the Commission and to remain effective for a period of one hundred eighty (180) days following the effective date, unless all Registrable Securities have been sold sooner pursuant to such Long-Form Registration Statement; provided, however, that the Company may, upon written notice to the Holders, postpone having the Long-Form Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries, if any, taken as a whole.

(ii) Piggyback Registration Rights. If the Company proposes to file a Registration Statement on Form S-1 or such other form under the Securities Act providing for the IPO of its shares of Common Stock (the “IPO Registration Statement”) or files a Registration Statement pursuant to Section 5(b)(i) (which Registration Statement, together with the IPO Registration Statement shall be referred to in this Section 5(b)(ii), where applicable, as the “Applicable Registration Statement”), the Company will notify each Holder in writing of the proposed filing and afford each Holder an opportunity to be included as a selling stockholder in the Applicable Registration Statement with respect to the resale of all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in the Applicable Registration Statement all or part of the Registrable Securities held by such Holder shall, within 20 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in the Applicable Registration Statement.

(1) The Company shall have the right to terminate or withdraw the IPO Registration Statement initiated by it and referred to in this Section 5(b)(ii) prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration; provided, however, the Company must provide each Holder that elected to include any Registrable Securities in such IPO Registration Statement prompt written notice of such termination or withdrawal.

(2) In the event the Applicable Registration Statement is not declared effective within 90 days following the initial filing of the Applicable Registration Statement, unless a road show for an Underwritten Offering pursuant to the Applicable Registration Statement is actually in progress at such time, the Company shall promptly provide a new written notice to each Holder giving them another opportunity to elect to include Registrable Securities in the pending Applicable Registration Statement.

(3) The Company shall have the sole right to select the managing underwriter(s) for any Underwritten Offering in which the Company is selling securities.

(4) The Company shall advise all Holders of the underwriter for an Underwritten Offering proposed under the Applicable Registration Statement. Each Holder proposing to distribute their Registrable Securities through an underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, custody agreements, securities escrow agreements and other documents, including opinions of counsel, reasonably required under the terms of such underwriting, and furnish to the Company such information as the Company may reasonably request in writing for inclusion in the Applicable Registration Statement; provided, however, that no Holder shall be required to make any representations, warranties or indemnities to or agreements with the Company or the underwriters other than representations, warranties, indemnities or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law or reasonably requested by the underwriters. The Applicable Registration Statement shall include all Registrable Securities requested by the Holder to be included therein in accordance with Section 5(b)(ii). Notwithstanding any other provision of this Section 5, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation on the number of shares to be included in an Underwritten Offering, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the Applicable Registration Statement and Underwritten Offering, and any shares included in such Applicable Registration Statement and Underwritten Offering shall be allocated: (x) in the case of the IPO Registration Statement, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in the IPO Registration Statement and to other holders (if any) having comparable registration rights (on a pro rata basis based on the total number of Securities then held by each such Holder or holder who is requesting inclusion) or (y) in the case of any other Applicable Registration Statement, first, to each Holder requesting inclusion of their Registrable Securities in such Applicable Registration Statement and to other holders (if any) having comparable registration rights (on a pro rata basis based on the total number of Securities then held by each such Holder or holder who is requesting inclusion), and second, to the Company.

(5) If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s), delivered at least five Business Days prior to the effective date of the Applicable Registration Statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(6) The Company shall not be required to cause the Applicable Registration Statement to remain effective for any period longer than 90 days following the effective date of the Applicable Registration Statement.

(iii) The Company represents and agrees that, unless it obtains the prior consent of counsel for the Holders or the consent of the managing underwriter(s) in connection with any Underwritten Offering of Registrable Securities, and each Holder represents and agrees that, unless it obtains the prior consent of the Company and any such underwriter, it will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in any Registration Statement or the related Prospectus, and any Issuer Free Writing Prospectus, when taken together with the information in such Registration Statement and the related Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iv) The Company may suspend the use of the Prospectus for a period not to exceed 30 days in any 90-day period or an aggregate of 90 days in any 12-month period (such period, a “Suspension Period”) if the board of directors of the Company shall have determined in good faith that it is required to disclose material non-public information the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as whole or would otherwise adversely affect a material financing, acquisition, disposition, merger, reorganization or comparable transaction affecting the Company, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

(c) Registration Procedures. In connection with a Registration Statement or, to the extent applicable, any Underwritten Offering of Securities made in reliance upon an exemption from registration, the following provisions shall apply:

(i) The Company shall furnish to each Holder, prior to the filing thereof with the Commission, a copy of the Registration Statement, and shall furnish to such Holder, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its reasonable best efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holder and their respective counsel reasonably may propose.

(ii) The Company shall promptly take such action as may be necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming a part of the Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iii) The Company shall promptly advise each Holder, and shall confirm such advice in writing if so requested by any such Holder:

(1) when a Registration Statement and any amendment thereto has been filed with the Commission and when a Registration Statement or any post-effective amendment thereto has become effective;

(2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information;

(3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(5) of the occurrence of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made).

(iv) The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

(v) The Company shall furnish to each Holder, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

(vi) The Company shall, during the period of effectiveness relating to the Registration Statement as described in Section 5(b) (the “Effectiveness Period”), deliver to each Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents (except during the Suspension Periods or during the continuance of any event or the existence of any state of facts described in Section 5(c)(iii)(5) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

(vii) Prior to any offering of Registrable Securities pursuant to the Registration Statement, the Company shall use reasonable best efforts to (i) register or qualify or cooperate with the Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 5(c)(vii) or (B) file any general consent to service of process or subject to taxation in any jurisdiction where it is not as of the date hereof so subject.

(viii) Upon the occurrence of any event or the existence of any state of facts contemplated by Section 5(c)(iii)(5) above, the Company shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Holders of the occurrence of any event or the existence of any state of facts contemplated by Section 5(c)(iii)(5) above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

(ix) Not later than the Effective Time of the Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities.

(x) The Company shall use its reasonable best efforts to make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earning statement of the Company and, if any, its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(xi) In the event of an Underwritten Offering, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriter(s) reasonably agree(s) should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

(xii) The Company shall enter into such customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5(e) hereof with respect to all parties to be indemnified pursuant to Section 5(e) hereof.

(xiii) The Company shall:

(1) (A) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company’s officers, directors and employees to supply all information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Holders and other parties;

(2) in connection with any Underwritten Offering, make such representations and warranties to the Holders participating in such Underwritten Offering and to the managing underwriter(s), in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity securities;

(3) in connection with any Underwritten Offering conducted, use reasonable best efforts to obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s)) addressed to each Holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity securities and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading);

(4) in connection with any Underwritten Offering conducted, use reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Holder participating in such Underwritten Offering (if such Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings; and

(5) in connection with any Underwritten Offering, use reasonable best efforts to deliver such documents and certificates as may be reasonably requested by any Holder participating in such underwritten offering and the managing underwriter(s), if any, including, without limitation, certificates to evidence compliance with Section 5(c)(viii) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

(xiv) The Company will use its reasonable best efforts to cause the Securities to be listed on a national securities exchange on or prior to the Effective Time of the Registration Statement hereunder.

(xv) With respect to any Underwritten Offering, the Company shall use its reasonable best efforts to cause the appropriate officers of the Company to prepare and make presentations at any “road shows” and before analysts, as the case may be, and otherwise use its reasonable best efforts to cooperate as reasonably requested by the Holders and the underwriters in the offering, marketing or selling of the Registrable Securities.

(xvi) The Company shall cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any underwriter that is required to be undertaken in accordance with the rules and regulations of the FINRA.

(xvii) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Registration Statement contemplated hereby.

(d) Registration Expenses.

(i) The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Section 5, including (A) all Commission and any FINRA registration, filing and review fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 2720 of FINRA, and of its counsel), (B) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under the state securities and blue sky laws referred to in Section 5(c)(vii) and determination of their eligibility for investment under the laws of such jurisdictions as the Holders may designate, including any reasonable fees and disbursements of one legal counsel for the Holders, collectively, in connection with such qualification and determination, (C) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of, (D) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (C) above, (E) internal expenses of the Company (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (F) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Company, (G) reasonable fees, disbursements and expenses of one counsel for the Holders retained in connection with any Registration, as selected by the Holders holding at least a majority of the Registrable Securities held by the Holders (which counsel shall be reasonably satisfactory to the Company), provided that expenses payable by the Company pursuant to this clause (G) shall not exceed $100,000, (H) any fees charged by securities rating services for rating the Registrable Securities, as applicable, and (I) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). Notwithstanding the foregoing, each Holder holding Registrable Securities being registered shall pay its portion of all agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Registrable Securities, and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above.

(e) Indemnification and Contribution.

(i) The Company will indemnify and hold harmless each Holder holding Registrable Securities included in a Registration Statement (and any of such Holder’s officers, directors, employees, managers, members, partners and agents and each person who controls such Holder) against any losses, claims, damages or liabilities, joint or several, to which such Holder or other indemnified person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, relate to or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act or any preliminary, final or summary prospectus (including, without limitation, any Issuer Free Writing Prospectus) contained therein or furnished by the Company to any such Holder, or any amendment or supplement thereto, or arise out of, relate to or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder for any and all legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of, relates to or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any Issuer Free Writing Prospectus), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

(ii) In connection with any Registration Statement in which a Holder holding Registrable Securities is participating, such Holder agrees, severally and not jointly, to (A) indemnify and hold harmless the Company and all other Holders holding Registrable Securities included in such Registration Statement (and any of such other Holders’ officers, directors, employees, managers, members, partners and agents and each person who controls such other Holder), against any losses, claims, damages or liabilities to which the Company or such other Holder or other indemnified person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any Issuer Free Writing Prospectus) contained therein or furnished by the Company to any Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein, and (B) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Holder shall be required to undertake liability to any person under this Section 5(e) for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration.

(iii) Promptly after receipt by an indemnified party under subsection (i) or (ii) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 5(e), notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 5(e)(i) or Section 5(e)(ii). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

(iv) If for any reason the indemnification provisions contemplated by Section 5(e)(i) or Section 5(e)(ii) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 5(e)(iv) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(e)(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(e), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this Section 5(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.

(v) The obligations of the Company under this Section 5(e) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of, each Holder, and each person, if any, who controls any of the foregoing within the meaning of the Securities Act; and the obligations of the Holders contemplated by this Section 5 shall be in addition to any liability which the respective Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act, as well as to each officer and director of the other Holders and to each person, if any, who controls such other Holder within the meaning of the Securities Act.

6.	MISCELLANEOUS PROVISIONS.

(a) Waivers. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

(b) Further Assurances. The Holder agrees and covenants that at any time and from time to time the Holder will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Note and to comply with state or federal securities laws or other regulatory approvals.

(c) Transfers of Notes. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

(d) DTC. In the event of an IPO, upon reasonable advance request of the Holder, the Company shall use its best efforts to cause, as of the time of such IPO, an electronic securities entitlement representing the Securities held by Holder to be credited to the Holder’s account (or the account of the Holder’s securities intermediary) through the facilities of The Depository Trust Company (“DTC”) in accordance with the rules and procedures of DTC that apply to a transfer or exchange of the Securities held by the Holder.

(e) Amendment and Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holder. In addition, any term of this Note may be amended or waived with the written consent of the Company and the Required Holders. Upon the effectuation of such waiver or amendment with the consent of the Required Holders in conformance with this paragraph, such amendment or waiver shall be effective as to, and binding against the holders of, all of the Notes and the Company shall promptly give written notice thereof to the Holder if the Holder has not previously consented to such amendment or waiver in writing; provided that the failure to give such notice shall not affect the validity of such amendment or waiver.

(f) Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware, as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without giving effect to conflicts of laws principles.

(g) Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

(h) Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(j) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party’s address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days’ advance written notice to the other party hereto.

(k) Expenses. The Company and the Holder shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.

(l) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Holder of any breach or default under this Note, or any waiver by the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Note, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative. This Note shall be void and of no force or effect in the event that the Holder fails to remit the full principal amount to the Company within five calendar days of the date of this Note.

(m) Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(n) Exculpation among Holders. The Holder acknowledges that the Holder is not relying on any person, firm or corporation, other than the Company and its officers and Board members, in making its investment or decision to invest in the Company.

(o) Senior Indebtedness. The Notes is senior to any additional indebtedness that is not Senior Indebtedness and that is issued for the primary purpose of raising capital. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any Senior Indebtedness in existence on the date of this Note, of which there is none as of the date hereof, or hereafter incurred. “Senior Indebtedness” shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, all amounts due in connection with (i) indebtedness of the Company to banks or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions and their affiliates, which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

[Signature pages follow]

The parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first noted above.

COMPANY:

BRAG HOUSE HOLDINGS, INC.

By:
Name:	Lavell Juan
Title:	Chief Executive Officer

SIGNATURE PAGE TO

BRAG HOUSE HOLDINGS, INC.

CONVERTIBLE PROMISSORY NOTE

The parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first noted above.

HOLDER (if an entity):

Name of Holder:
By:
Name:
Title:
E-mail:
Address:

HOLDER (if an individual):

Name of Holder:
Signature:
E-mail:
Address:

SIGNATURE PAGE TO

BRAG HOUSE HOLDINGS, INC.

CONVERTIBLE PROMISSORY NOTE